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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): August 31, 2001


                          eResource Capital Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



  Delaware                      1-8662                         23-2265039
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(State or other           (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification
incorporation)                                                   Number)


          3353 Peachtree Road, N.E., Suite 130, Atlanta, Georgia 30326
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (404) 760-2570





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Item 2.  Acquisition or Disposition of Assets.

         On August 31, 2001 (the "Closing"), eResource Capital Group, Inc. (the "Company"), a Delaware corporation and sole stockholder of West Side Investors, Inc., a Georgia corporation ("West"), sold to Brikor, Inc., a New York corporation ("Brikor"), all the outstanding capital stock (the "Stock") of West pursuant to that certain Stock Purchase Agreement between Brikor and the Company dated May 15, 2001 (the "Purchase Agreement"). Immediately prior to Closing, West owned all the outstanding ownership interests in each of P&W Stonebridge, LLC, a Georgia limited liability company, and P&W Headland, LLC, a Georgia limited liability company, which own, respectively, the Stonebridge Village Shopping Center located in Dekalb County, Georgia and the Headland-Delowe Shopping Center located in Atlanta, Georgia.

         Pursuant to the Purchase Agreement, Brikor purchased the Stock for an aggregate purchase price of $375,000, consisting of a cash payment of $312,500 and a non-interest bearing promissory note (the "Note") in the amount of $62,500 executed by Brikor in favor of the Company. The Note provides that the principal amount thereunder is due and payable on October 1, 2001. Also pursuant to the Purchase Agreement, effective at Closing, each of the officers and directors of West resigned their respective positions with West.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) - (b)         Financial Statements and Pro Forma Information.

                           Pursuant to Item 7(a) of Form 8-K, historic financial statements are not required to be filed with this Report. All required pro forma financial information will be filed by amendment to this Report not later than sixty (60) days after the due date of this Report.

         (c)               Exhibits.

                           2.1 The Stock Purchase Agreement between the Company and Brikor dated May 15, 2001.

                           99.1 Non-Interest Bearing Promissory Note executed by Brikor in favor of the Company dated August 31, 2001.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 eRESOURCE CAPITAL GROUP, INC.



                                 By: /s/ William L. Wortman
                                    -------------------------------------------
                                       William L. Wortman
                                       Vice-President, Treasurer
                                        and Chief Financial Officer


Dated:  September 17, 2001


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                                  EXHIBIT INDEX


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
Exhibits.
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
2.1 The Stock Purchase Agreement between Brikor and the Company dated May 15, 2001.

99.1 Non-Interest Bearing Promissory Note executed by Brikor in favor of the Company dated August 31, 2001.
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